NYSE MKT Equities Exchange Symbol - UEC

Uranium Energy Corp Advances the Yuty ISR Project in Paraguay From Exploration Phase to Exploitation Phase

Corpus Christi, TX, May 29, 2015 - Uranium Energy Corp (NYSE MKT: UEC, the "Company" or "UEC") is pleased to announce that its Yuty ISR Project in Paraguay has received a signed resolution from the Ministry of Public Works and Communication ("MOPC"), the national agency that regulates mining in Paraguay, advancing the Project from the Exploration Phase into the Exploitation Phase. The Company is informed that the Yuty Project is only the third mining project to achieve the Exploitation Phase since the current Paraguayan mining law was promulgated in 2007.

Clyde Yancey, VP-Exploration, stated, "We are pleased to reach this milestone in the development of the Yuty ISR Project. UEC's commitment to our two Paraguayan projects, Yuty and Oviedo, continues to strengthen. The Company's technical staff in Asuncion is initiating the development of a comprehensive Preliminary Economic Assessment report on Yuty in coordination with our Corpus Christi-based operating team and independent ISR engineers. Given the geologic similarities of our Paraguayan ISR projects and our South Texas ISR projects, we anticipate a strong investment case for Yuty highlighted by a low capital and operating expenditure profile."

Amir Adnani, President and CEO, added, "The development of Paraguayan uranium resources in close proximity to both Argentina and Brazil is a significant step in the advancement of nuclear energy in South America. These two countries combined have five operating reactors, two under construction and seven more in the proposal stage. In addition, a meaningful new uranium source from a peaceful and stable jurisdiction like Paraguay is beginning to draw the attention of global utility companies. Advancing Yuty to the next level underscores our ISR leadership position in South America and exemplifies the considerable depth of UEC's project portfolio that includes U.S. production and a diverse resource base."

In Paraguay, UEC controls one of the largest in-situ recoverable property positions in the world with approximately 750,000 acres of prospective area. The Company's Yuty Project has a National Instrument 43-101 ("NI 43-101") Measured and Indicated Resource[1] of 8.914 million pounds grading 0.052% U3O8 with an Inferred Resource of 2.226 million pounds grading 0.047% U3O8. The Company's Oviedo Project has an Exploration Target[2] of 23 to 56 million pounds grading 0.040% to 0.052% U3O8. Historic exploration by the Anschutz/Taiwan Power/Korea Electric Power joint venture, Cameco/Cue Resources, and recent exploration by UEC totals approximately US$50M in advancing these projects.

When the MOPC grants a mineral concession to an operator, the project initially enters the Exploration Phase for a maximum of six years, during which period a company must advance and demonstrate a viable project. The Exploration Phase is followed by the Exploitation Phase for a maximum of 20 years plus one ten-year extension, during which period the environmental licensing process may begin, a key milestone required before starting production, as well as allowing for reductions in land and various investment costs. The Exploitation Phase is followed by the Production Phase which lasts for an indefinite period.

The technical information in this news release has been prepared in accordance with the Canadian regulatory requirements set out in NI 43-101 and was reviewed by Clyde L. Yancey, P.G., Vice President-Exploration for the Company, a Qualified Person under NI 43-101.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company. The Company's fully-licensed Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery (ISR) mine, the permitted Goliad ISR project and the development-stage Burke Hollow ISR project. Additionally, the Company controls a pipeline of advanced-stage projects in Arizona, Colorado and Paraguay. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE MKT: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

1 Notice to U.S. Investors

The mineral resources referred to herein have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101 and are not compliant with U.S. Securities and Exchange Commission (the "SEC") Industry Guide 7 guidelines. In addition, measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Accordingly, we have not reported them in the United States. Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves. These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. In particular, it should be noted that mineral resources which are not mineral reserves do not have demonstrated economic viability. It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies. Investors are cautioned not to assume that any part of the reported measured mineral resources, indicated mineral resources or inferred mineral resources referred to herein are economically or legally mineable.

2 Exploration Targets

In the Company's related technical reports produced under NI 43-101 all tonnages, grade and contained pounds for exploration targets should not be construed to reflect a calculated mineral resource (inferred, indicated, or measured). The potential quantities and grades, as stated in such technical reports, are conceptual in nature and there has been insufficient work to date to define a NI 43-101 compliant resource. Furthermore, it is uncertain if additional exploration will result in the discovery of an economic mineral resource on the project.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.